UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2012

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California  91770
(Address of principal executive offices, including zip code)

626-302-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On January 30, 2012, Southern California Edison Company agreed to sell 100,000 shares of Series E Preference Stock (Cumulative, $1,000 Liquidation Value).  For further information concerning the shares, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ CHRIS C. DOMINSKI _______________________________________ CHRIS C. DOMINSKI Vice President and Controller

Date:  February 1, 2012

EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement dated as of January 30, 2012
4
Southern California Edison Company Certificate of Determination of Preferences of the Series E Preference Stock dated January 11, 2012 (File No. 1-2313, filed as Exhibit 4 to Southern California Edison Company’s Form 8-K dated January 11, 2012)*

4.1	Certificate of Increase in Authorized Shares of Series E Preference Stock dated as of January 30, 2012
5	Opinion of Counsel
12.1
Statement re Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Equity Dividends (File No. 1-2313, filed as Exhibit 12.1 to Southern California Edison Company’s Form 8-K dated January 11, 2012)*

12.2	Statement re Computation of Ratios of Earnings to Fixed Charges (File No. 1-2313, filed as Exhibit 12.2 to Southern California Edison Company’s Form 8-K dated January 11, 2012)*

*   Incorporated by reference pursuant to Rule 12b-32.